UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2008

DATASCOPE CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-6516 (Commission File Number)	13-2529596 (IRS Employer Identification No.)

14 Philips Parkway
Montvale, New Jersey (Address of principal executive offices)	07645-9998 (Zip Code)
(Registrant’s telephone number, including area code): (201) 391-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets
On May 15, 2008, Datascope Corp. (“Datascope”) filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission announcing the completion of its sale of the assets (excluding receivables), operations and certain liabilities of its Patient Monitoring business, and a significant portion of its global technical services business, to Mindray Medical International Limited. Datascope hereby amends the Initial 8-K to include the unaudited pro forma financial statements of Datascope Corp. required by Item 9.01(b) of Form 8-K. The information previously reported in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits
     (b) Unaudited Pro Forma Financial Information
The pro forma financial information required by this item is attached hereto as Exhibit 99.1 and is incorporated herein by reference
     (c) Exhibits:
Exhibit 99.1 Unaudited pro forma financial statements of Datascope Corp.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATASCOPE CORP. Registrant
/s/ Henry M. Scaramelli
Vice President, Finance and
Chief Financial Officer

     Dated: May 20, 2008

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Unaudited pro forma financial statements of Datascope Corp.